EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Summit Cash Reserves Fund of
Financial Institutions Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 20 to Registration Statement No. 2-78646 on Form N-1A of our report dated June 28, 2000 appearing in the Annual Report of Summit Cash Reserves Fund for the year ended May 31, 2000, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Princeton, New Jersey
August 25, 2000